UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 25, 2023

Date of Report (Date of earliest event reported)

MAIA Biotechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41455	83-1495913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
444 West Lake Street, Suite 1700 Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 416-8592

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MAIA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2023, MAIA Biotechnology, Inc. (the “Company”) (NYSE American: MAIA) held its 2023 Annual Meeting of stockholders (the “Annual Meeting”). For more information on the proposals, which are described below, please refer to the Company’s definitive proxy statement, dated April 19, 2023, as filed by the Company with the Securities and Exchange Commission on April 19, 2023.

As of the record date of March 30, 2023, there were 10,996,404 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, there were present, in person or by proxy, shareholders holding an aggregate of 6,505,896 shares of common stock, representing approximately 59.16% of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting; therefore a quorum was present. The following matters were submitted to a vote of stockholders at the Annual Meeting:

1. Election of Directors

Stockholders re-elected both of the Company’s Class I nominees for director for three-year terms expiring on the annual meeting of stockholders to be held in 2026 or until their successors are duly elected and qualified. Each of the nominees is currently serving as a member of our board of directors. The voting results were as follows:

	For	Withheld	Broker Non-Vote
Ms. Louie Ngar Yee	6,053,490	100,051	352,355
Mr. Steven Chaouki	6,053,556	99,985	352,355

2. Ratification of Auditors

Stockholders ratified the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

For	Against	Abstentions
6,502,742	3,091	63

3. Amendment to the MAIA Biotechnology, Inc. 2021 Equity Incentive Plan

Stockholders approved an amendment to the MAIA Biotechnology, Inc. 2021 Equity Incentive Plan (the “2021 Plan” ) to include an automatic increase in the aggregate number of shares reserved for awards under the 2021 Plan, commencing on the date of stockholder approval of the amendment, and then each January 1 following thereafter, and ending on (and including) January 1, 2032 (each an “Increase Date”), in an amount equal to 10% of the total number of shares of common stock on a fully diluted basis outstanding on December 31 of the preceding calendar year; provided that, the board of directors may act prior to any Increase Date to provide that there will be no increase for such year or that the increase for such year will be a lesser number of shares than provided in the 2021 Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
5,921,173	209,926	22,442	352,355

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2023

MAIA BIOTECHNOLOGY, INC.

By:	/s/ Vlad Vitoc
Name:	Vlad Vitoc
Title:	Chief Executive Officer